Equitable Financial Life Insurance Company

Equitable Financial Life Insurance Company of America

Supplement dated August 22, 2025 to the current variable annuity prospectuses, initial summary prospectuses, updating summary prospectuses, and modern alternative disclosure notices listed below

This Supplement updates certain information in the Appendix “Investment options available under the contract” in the most recent prospectuses, initial summary prospectuses, updating summary prospectuses, and modern alternative disclosure notices for variable annuity contracts and in any, notice and supplements to those prospectuses, initial summary prospectuses, updating summary prospectuses, and modern alternative disclosure notices (collectively, the “Prospectuses” listed in this Supplement). You should read this Supplement in conjunction with your Prospectuses and retain it for future reference. Special terms not defined in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in your Prospectus.

This Supplement updates certain information for Portfolio Companies listed in the Appendix “Investment options available under the contract” in the Prospectuses. No new Portfolio Companies are being added as investment options under any contract.

EQ/Franklin Moderate Allocation Portfolio (the “Portfolio”) Fund Name, Investment Policy, Principal Investment Strategy, and Sub-Adviser Changes

Effective on or about October 27, 2025, subject to all regulatory and other approvals, the Portfolio’s name will change to “EQ/JPMorgan Hedged Equity and Premium Income Portfolio” and the Portfolio’s investment objective and principal investment strategy will change. The current sub-adviser will also be removed, while the Investment Adviser, Equitable Investment Management Group, LLC, will remain as the Portfolio’s Investment Manager.

When the Portfolio changes are effective, the following changes to the Prospectuses are also effective:

•	The name of the Portfolio will change to “EQ/JPMorgan Hedged Equity and Premium Income Portfolio”, and all references to EQ/Franklin Moderate Allocation Portfolio are deleted and replaced with “EQ/JPMorgan Hedged Equity and Premium Income Portfolio”.

•	All references to Franklin Advisers, Inc. (“Franklin”) as the sub-adviser to the Portfolio are deleted.

Please read the Prospectuses accordingly.

“J.P. Morgan” and “JPMorgan” are registered trademarks of J.P. Morgan Chase Bank, NA (“JPMC”) and have been licensed for use by Equitable Investment Management Group, LLC. EQ/JPMorgan Hedged Equity and Premium Income Portfolio is not sponsored, endorsed, or promoted by JPMC and JPMC makes no representation regarding the advisability of investing in EQ/JPMorgan Hedged Equity and Premium Income Portfolio.

Variable Annuity Product List

Retirement Cornerstone® Series 15.0

Retirement Cornerstone® Series 15A

Retirement Cornerstone® Series 15B

Retirement Cornerstone® Series 15.0 Series E

Retirement Cornerstone® Series 15A Series E

Retirement Cornerstone® Series 15B Series E

Retirement Cornerstone® Series 17

Retirement Cornerstone® Series 17 Series E

Retirement Cornerstone® Series 19

Retirement Cornerstone® Series 19 Series E

New Biz/Inforce/MAD	Catalog No. 800245
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